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                           FINLAY ENTERPRISES, INC.
                        1997 LONG TERM INCENTIVE PLAN

                  1.       Purpose of the Plan

                  The purpose of the 1997 Long Term Incentive Plan is to promote the interests of Finlay Enterprises, Inc. (the "Corporation") and its stockholders by providing an incentive and reward for executive officers, directors, key employees, consultants and other persons who are in a position to contribute substantially to the progress and success of the Corporation and its subsidiaries and thereby encourage such persons to seek such results; to closely align the interests of such employees and other persons with the interests of stockholders of the Corporation by linking rewards hereunder to stock performance; to retain in the Corporation and its subsidiaries the benefits of the services of such persons; and to attract to the service of the Corporation and its subsidiaries new executive officers, directors, key employees, consultants and other such persons of high quality.

                  2.       Definitions

                  Unless otherwise required by the context, the terms used in this Plan shall have the meanings ascribed to such terms in this Section 2.

                  "Award" shall mean an award granted under the Plan in one of the forms provided in Section 6.

                  "Beneficiary," as applied to a participant, shall mean a person or entity (including a trust or the estate of the participant) designated in writing by the participant on such forms as the Committee may prescribe to receive benefits under the Plan in the event of the death of the participant; provided, however, that if, at the death of a participant, there shall not be any living person or entity in existence so designated, the term "beneficiary" shall mean the legal representative of the participant's estate.

                  "Board" or "Board of Directors" shall mean the Board of Directors of the Corporation.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations and proposed regulations thereunder and successor provisions and regulations thereto.

                  "Committee" shall mean the Compensation Committee of the Board of Directors, and/or any other committee or subcommittee the Board may appoint to administer the Plan as provided herein. A Committee composed solely of two or more members of the Board who meet (i) the definition of "outside director" under Section 162(m) of the Code, (ii) the definition of "non-employee director" under Section 16 of the Exchange Act and (iii) any similar or successor laws hereinafter enacted, shall administer the Plan with respect to participants who are Covered Employees or who are subject to Section 16 of the Exchange Act at the time of the relevant Committee action; provided, however, that if, at any time, no Committee shall be in office, then the functions of the Committee specified in this Plan shall be exercised by the Board or by any other committee appointed by the Board.

                  "Common Stock" shall mean the Common Stock of the Corporation, $.01 par value, or such other class of shares or other securities as may be applicable pursuant to the provisions of Section 8.

                  "Covered Employee" shall mean any employee of the Corporation or any of its Subsidiaries who is deemed to be a "covered employee" within the meaning of Section 162(m) of the Code.


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                  "Detrimental Activity" shall mean any activity by a
participant or former participant in the Plan that is determined by the Executive Committee of the Corporation in its sole discretion to be deleterious to the interests of the Corporation or any Subsidiary.

                  "Disability" shall mean the permanent and total disability as defined by Section 22(e)(3) of the Code.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act shall be deemed to include the rules and regulations thereunder and successor provisions and rules and regulations thereto.

                  "Incentive Stock Option" shall mean any stock option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

                  "Limited Stock Appreciation Right" shall mean a right granted pursuant to paragraph 6.6 to receive cash based on the increase in Market Value of the shares of Common Stock subject to such right in the limited circumstances set forth therein.

                  "Market Value," as applied to any date, shall mean the mean between the highest and lowest sale prices of the Common Stock as reported on the principal national securities exchange or National Association of Securities Dealers Automated Quotation/National Market System ("NASDAQ/NMS"), as the case may be, on which such stock is listed and traded for such date or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Stock is not quoted or listed on an exchange or on NASDAQ/NMS, or representative quotes are not otherwise available, the Market Value shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                  "Non-Employee Director" shall mean a member of the Board who is not an employee of the Corporation or any of its Subsidiaries.


                  "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.

                  "Option" or "Stock Option" shall mean an option to purchase shares of Common Stock granted pursuant to paragraph 6.3.

                  "Performance Unit" shall mean a contingent right granted pursuant to paragraph 6.5 to receive an award, payable either in cash or in Common Stock, if specific goals prescribed by the Committee are attained.

                  "Plan" shall mean the 1997 Long Term Incentive Plan of the Corporation set forth herein, as such may be amended and supplemented from time to time.

                  "Restricted Stock" shall mean shares of Common Stock issued or transferred subject to restrictions precluding a sale or other disposition for a period of time (other than as specifically may be permitted) and requiring as a condition to retention compliance with any other terms and conditions that may be imposed by the Committee.

                  "Retirement" shall mean the termination of the participant's employment with the Corporation and its Subsidiaries for retirement purposes if such termination occurs on or after his normal retirement date as defined under the Corporation's Retirement Income Plan.

                  "Rule 16b-3," as applied on a specific date, shall mean Rule 16b-3 of the General Rules and Regulations under the Exchange Act as then in effect or any other provision that may have replaced such Rule and be then in effect.


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                  "Stock Appreciation Right" shall mean a right granted pursuant to paragraph 6.4 to receive cash or Common Stock based on the increase in Market Value of the shares of Common Stock subject to such right.

                  "Stock Award" shall mean a form of Award granted pursuant to paragraph 6.2.

                  "Subsidiary" shall mean a corporation or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Corporation.

                  "Year" shall mean the Corporation's then applicable fiscal year.

                  3.       Scope of the Plan; Eligibility

                  3.1. The Plan shall apply to the Corporation and Subsidiaries other than those specifically excluded by the Board of Directors.


                  3.2. Awards may be made or granted, subject to applicable law, to executive officers, directors, key employees, consultants and other persons who are deemed to render significant services to the Corporation or its Subsidiaries and/or who are deemed to have the potential to contribute to the future success of the Corporation. The term "employees" shall include officers who are employees of the Corporation or of a Subsidiary, as well as other employees of the Corporation and its Subsidiaries. No Incentive Stock Option shall be granted to any person who is not an employee of the Corporation or a "subsidiary" (as defined in Section 424 of the Code) at the time of grant.

                  4.       Administration

                  4.1. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have the full power to interpret and administer the Plan, including, but without limiting the generality of the foregoing, determining who shall be participants in the Plan, the amount to be awarded to each participant and the form, manner of payment, conditions, time and terms of payment of Awards. The interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, as well as all actions taken by the Committee, shall be final, binding and conclusive on the Corporation, its stockholders, Subsidiaries, all participants and employees, and upon their respective Beneficiaries, successors and assigns, and upon all other persons claiming under or through any of them.

                  4.2. The Committee may adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it deems necessary to determine participation in the Plan, the form and distribution of benefits thereunder and the proper administration of the Plan, and may amend or revoke any such rule or regulation.

                  4.3. Unless authority is specifically reserved to the Board of Directors under the terms of the Plan, the Corporation's Certificate of Incorporation or By-laws, or applicable law, the Committee shall have sole discretion in exercising authority under the Plan. The Committee shall select one of its members as its chairman and shall hold meetings at such times and places as it shall deem advisable. Any action of the Committee shall be taken with the approval of a majority of its members present and voting at a meeting duly called and held at which a quorum is present. A majority of the Committee's members shall constitute a quorum. Any action may be taken by a written instrument signed by all members of the Committee and such action shall be fully as effective as if taken by a majority of the members at a meeting duly called and held. The Committee may delegate to officers or managers of the Corporation or any Subsidiary of the Corporation the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 and applicable law.

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                  4.4. Each member of the Committee shall be entitled to rely or act in good faith upon any report or other information furnished to him by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant, legal counsel or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Corporation or a Subsidiary acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or omitted to be taken or made in good faith with respect to the Plan, and such persons shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action, determination or interpretation.

                  5.       Shares Subject to the Plan.

                  5.1. Subject to adjustment as provided in Section 8 hereof, the total number of shares of Common Stock reserved for delivery to participants in connection with Awards under the Plan shall be 350,000. If any shares of Common Stock subject to an Award at or after the effective date of the Plan are forfeited or such Award is settled in cash or otherwise terminates or is settled without delivery of shares of Common Stock to the participant, such number of shares shall be available for new Awards under the Plan.

                  5.2. No Award (including an Award that may only be settled in cash) may be granted if the number of shares of Common Stock to which such Award relates, when added to the number of shares previously delivered under the Plan and the number of shares to which other then-outstanding Awards relate, exceeds the number of shares of Common Stock deemed available under this
Section 5. The Committee may adopt procedures for the counting of shares under this Section 5 to ensure appropriate counting, avoid double counting (in the case of tandem or substitute Awards), and provide for adjustments in any case in which the number of shares actually delivered differs from the number of shares previously counted in connection with an Award. Any shares of Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or treasury shares.

                  6.       Terms of Awards

                  6.1. Grants of Awards. Awards may be granted, in whole or in part, in one or more following forms:

                           (a)  A Stock Award in accordance with paragraph 6.2;

                           (b)  An Option, in accordance with paragraph 6.3;

                           (c) A Stock Appreciation Right, in accordance with paragraph 6.4.

                           (d) A Performance Unit in accordance with paragraph 6.5.

                           (e)  A Limited Stock Appreciation Right in
                                accordance with paragraph 6.6.

                  6.2.     Stock Awards.  Awards granted as Stock Awards shall

be in the form of an issuance of (i) shares of Restricted Stock or (ii) shares which are not subject to any restrictions on sale or disposition. Such Stock Awards shall contain such terms and conditions as the Committee shall determine, including, with respect to a Stock Award of Restricted Stock, provisions relating to forfeiture of all or any part of the Restricted Stock upon termination of employment prior to expiration of a designated period of time or upon the occurrence of other events; provided, however, that upon the issuance of shares pursuant to a Stock Award of Restricted Stock, the participant shall, with respect to such shares, be and become a stockholder of the Corporation entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise specifically provided in the Stock Award. The certificate for any shares of Common Stock issued or transferred as Restricted Stock shall either be deposited in escrow or carry an appropriate legend as the Committee shall determine.

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                  6.3.     Options.  Awards granted as Options shall be subjec
to the following provisions:

                           (a) Options granted shall be either Incentive Stock
Options or Nonqualified Stock Options, as the Committee shall specify at the time the Option is granted.

                           (b) The price at which shares of Common Stock
covered by each Option may be purchased pursuant thereto shall be determined in each case by the Committee, but shall not be less than the par value of such shares or, with respect to Incentive Stock Options, not less than 100% of the Market Value of the Common Stock on the date the Option is granted. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a participant who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation (or a "parent" or "subsidiary" of such corporation within the meaning of Section 424 of the Code) (a "Ten-Percent Stockholder"), the exercise price per share shall not be less than one hundred and ten percent (110%) of the Market Value of the Common Stock on the date on which the Option is granted.

                           (c) Each Option shall expire at such time as the
Committee may determine at the time such Option is granted, but not later, in the case of Incentive Stock Options, than ten years (or, in the case of Incentive Stock Options granted to a Ten-Percent Stockholder, not later than five years) from the date such Option is granted. The term of any Nonqualified Stock Option may, with the consent of the holder of the Option, be extended by the Committee at any time prior to the expiration of the Option without further consideration to the Corporation and, except to the extent otherwise provided in the Code, such extension shall not be deemed the grant of a new or additional Option for any purpose under the Plan or otherwise.

                           (d) Each Option shall first become exercisable at
such time or times as the Committee may determine at the time such Option is granted, except that:


                               (i) In the event the employment of a participant
                  is terminated by reason of Retirement, death or Disability, all unexercised Options shall thereupon, subject to the other provisions below of this paragraph 6.3, become exercisable for the period provided in connection with such termination in paragraph (e); and

                              (ii) Options granted shall not be affected by any
                  change in the nature of the participant's employment so long as he continues to be employed by the Corporation or a Subsidiary. Approved leaves of absence shall not be considered a termination or interruption of full-time employment for any purpose of the Plan.

                           (e) The Committee shall determine and set forth in
each option agreement governing an Option granted under the Plan rules that specify the period, if any, after termination of employment during which an Option shall be exercisable, provided that in the case of an Incentive Stock Option, such Option shall in no event be exercisable more than ten years (or, in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder, five years) after the date of grant.

                           (f) Subject to the provisions of paragraphs 6.3(c),
(d) and (e), Options may be exercised, in part or in whole, at any time or from time to time during the term of the Option.

                           (g) An Option shall be considered exercised under
the Plan on the date written notice is mailed to the Secretary of the Corporation, postage prepaid, or delivered in person to the Secretary, advising of the exercise of a particular Option and transmitting payment of the Option price for the shares involved, plus any withholding tax required under any federal, state and local statutes; provided, however, that this provision shall not preclude exercise of an Option by any other proper legal method.

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                           (h) Options are not transferable other than by will
or by the laws of descent and distribution, and during a participant's lifetime are exercisable only by him.

                           (i) The Committee may place such conditions on the
exercise of Options and on the transferability of shares received on exercise of an Option, in addition to those contained herein, as it shall deem appropriate.

                           (j) No shares shall be issued or transferred upon
exercise of an Option until full payment of the exercise price therefor has been made. Such exercise price may be paid (i) in cash, (ii) to the extent authorized by the Committee, in whole shares of Common Stock owned by the participant prior to exercising the Option, (iii) to the extent authorized by the Committee, by having the Corporation withhold a number of shares from the exercise having a Market Value equal to the exercise price, (iv) by delivery of any other property acceptable to the Corporation or (v) by any combination thereof. Notwithstanding the preceding sentence, the Corporation and the participant may agree upon any other reasonable manner of providing for payment of the exercise price of the Option. For the purpose of such payment, the sum of the Market Value of the shares of Common Stock and any such other property on the date of exercise plus any cash payment shall not be less than the option price of the shares to be issued or transferred. Payments of the exercise price of an Option that are made in the form of Common Stock (which shall be valued at Market Value) may be made by (i) delivery of stock certificates in negotiable form or (ii) unless otherwise determined by the Committee, delivery of the participant's representation that, on the date of exercise, he owns the requisite number of shares and, unless such shares are registered in the participant's name as verified by the records of the Corporation's transfer agent, a representation executed by the participant's brokerage firm or other entity in whose name such shares are registered that on the date of exercise the participant beneficially owns the requisite number of shares ("Certificateless Exercise"). Delivery of such a representation pursuant to a Certificateless Exercise shall be treated as the delivery of the specified number of shares of Common Stock; provided, however, that the number of shares issued to the participant upon exercise of the Option shall be reduced by the number of shares specified in the representation.

                  6.4. Stock Appreciation Rights. Awards granted as Stock Appreciation Rights shall be the subject of the following provisions:

                           (a) Stock Appreciation Rights may be granted only
in connection with an Option (the "Related Option"), either at the time of the grant of such Option or at any time thereafter during the term of the Option.

                           (b) Each Stock Appreciation Right shall provide that
the holder thereof may exercise the same by surrendering the Related Option or any portion thereof, to the extent unexercised, and upon such exercise and surrender shall be entitled to receive other cash or shares of Common Stock in the amount determined pursuant to clause (ii) of paragraph 6.4(c). Such Option shall, to the extent so surrendered, thereupon cease to be exercisable.

                           (c) Stock Appreciation Rights shall be further
subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall from time to time approve:

                               (i) Stock Appreciation Rights shall be
                  exercisable at such time or times and to the extent, but only to the extent, that the Related Option shall be exercisable.

                              (ii) Upon exercise of Stock Appreciation Rights,
                  the holder thereof shall receive, at the option of the Corporation, either (i) cash in an amount equal to the excess of the Market Value of a share of Common Stock on the date of such exercise over the exercise price per share of Common Stock subject to the Related Option multiplied by the number of shares of Common Stock in respect of which the Stock Appreciation Rights are exercised (the "Settlement


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                  Amount") or (ii) such number of shares of Common Stock as
                  shall be determined by dividing the Settlement Amount by the Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Rights.

                           (d) To the extent that Stock Appreciation Rights
shall be exercised, the Related Option shall be deemed to have been exercised for the purpose of the maximum limitation set forth in paragraph 5.1.

                           (e) Stock Appreciation Rights may be exercised by
the form of notice provided for the exercise of an Option under paragraph
6.3(g).

                           (f) Any provision of this Section 6 to the contrary
notwithstanding, no payment or exercise of Stock Appreciation Rights by a participant subject to the Exchange Act shall be made other than in compliance with Rule 16b-3.

                           (g) Stock Appreciation Rights are not transferable
other than by will or the laws escent and distribution, and during a participant's lifetime are exercisable only by him.

                  6.5. Performance Units. Awards granted as Performance Units shall be subject to the following provisions:

                           (a) The performance period for the attainment of the
performance goal shall be a cycle of not less than two nor more than five fiscal years of the Corporation, as determined by the Committee. The Committee may establish more than one cycle for any particular Performance Unit.

                           (b) The Committee shall establish a dollar value for
each Performance Unit, the principal and minimum performance goals to be attained in respect of the Performance Unit, the various percentages of the Performance Unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other Performance Unit terms, conditions and restrictions as the Committee deems appropriate. The business criteria used by the Committee in establishing such performance goals shall include (i) return on equity, (ii) operating income, (iii) earnings and (iv) return on invested capital, and any such performance goals may be modified by the Committee during the course of a performance cycle to take into account changes in conditions that occur. Notwithstanding the foregoing, in the case of a Performance Unit granted to a Covered Employee, no business criteria other than those enumerated herein may be used in establishing the performance goal for such Performance Unit, and no such performance goal may be modified by the Committee during the course of a performance cycle except in accordance with Section 162(m) of the Code. As soon as practicable after the termination of the performance period, the Committee shall determine what, if any, payment is due on the Performance Unit in accordance with the terms thereof.

                           (c) In the event of a participant's Retirement prior

to the expiration of the performance cycle established for any Performance Units he may have been awarded, such units shall, to the extent that they are not fully vested at the time of Retirement, thereupon become fully vested and be payable on expiration of the performance cycle; provided, however, that the percentage of the Performance Unit to be paid out upon the attainment of the performance goals shall be reduced by multiplying that amount by a fraction, the numerator of which is the number of months remaining in the performance cycle following the date of Retirement and the denominator of which is the total number of months in the performance cycle. If a participant's employment with the Corporation and its Subsidiaries shall be terminated for any other reason prior to the expiration of the performance cycle established for any Performance Units he has been awarded, such units shall be canceled automatically unless the Committee, in its sole discretion, and subject to limitations as it may deem advisable, determines to make full or partial payment with respect to such Performance Units, whether at the time of termination, at the expiration of the performance cycle or otherwise. Without limiting the generality of the foregoing, any unpaid portion of a Performance Unit otherwise payable to a terminated participant shall be forfeited

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if such participant at any time engages in Detrimental Activity. Notwithstanding the foregoing, in the case of Performance Units granted to Covered Employees, this paragraph 6.5(c) shall not be given effect if, as a result thereof, such Performance Units shall lose the protection afforded by Section 162(m) of the Code.

                           (d) Payment of Performance Units shall be made, at
the discretion of the Committee, either in cash in the amount of the dollar value of the Performance Units awarded or in Common Stock having a Market Value at the time such award is paid equal to such dollar amount. Payments made in the form of Common Stock shall be charged against the maximum limitations for shares of Common Stock provided in paragraph 5.1.

                           (e) Performance Units are not transferable other
than by will or by the laws of descent and distribution and during a participant's lifetime payments in respect thereof shall be made only to the participant.

                  6.6.     Limited Stock Appreciation Rights.

                           Awards granted as Limited Stock Appreciation Rights
shall be subject to the following provisions:

                           (a) A Limited Stock Appreciation Right may be
granted only in connection with a Related Option, either at the time of the grant of such Option or at any time thereafter during the term of such Option.

                           (b) Unless otherwise determined by the Committee, a
Limited Stock Appreciation Right may be exercised only during the period (i) beginning on the first day following a Change of Control and (ii) ending on the thirtieth day (or such other date specified by the Committee at the time of grant of the Limited Stock Appreciation Right) following such date (such period herein referred to as the "Limited Rights Exercise Period"). Each Limited Stock Appreciation Right shall be exercisable during the Limited Rights Exercise Period only to the extent the Related Option is then exercisable, and in no event after termination of the Related Option. Limited Stock Appreciation Rights granted under the Plan shall be exercisable in whole or in part in the manner provided for exercise of Stock Appreciation Rights pursuant to paragraph 6.4.

                           (c) Upon the exercise of Limited Stock Appreciation
Rights, the holder shall receive in cash an amount equal to the excess of the Market Value on the date of exercise of each share of Common Stock with respect to which such Limited Stock Appreciation Rights shall have been exercised over the exercise price per share of Common Stock subject to the Related Option, multiplied by the number of shares of Common Stock in respect of which the Limited Stock Appreciation Rights are exercised.

                           (d) To the extent that Limited Stock Appreciation
Rights shall be exercised, the Related Option shall be deemed to have been exercised for the purpose of the maximum limitation set forth in paragraph 5.1.

                           (e) For purposes of this Section 6.6, a "Change in
Control" shall be deemed to have occurred if:

                               (i) the stockholders of the Corporation shall
                  have approved (A) any consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or

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                  substantially all, of the assets of the Corporation, or (C)
                  the adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

                              (ii) any person (as such term is defined in
                  Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation or any Subsidiary) (A) shall have purchased any Common Stock (or securities convertible into the Common Stock) for cash, securities, or any other consideration pursuant to a tender offer, without the prior consent of the Board of Directors, or
                  (B) shall have become the "beneficial owner" (as such term is defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifteen percent (15%) or more of the issued and outstanding Common Stock; or

                             (iii) individuals who on the date of the adoption
                  of the Plan constituted the entire Board shall have ceased for any reason to constitute a majority unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office.

                  7.       Limit on Awards.

                  7.1. Notwithstanding any provision contained herein, the aggregate Market Value of the shares of Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all stock option plans of the employee's employer corporation and its "parent" and "subsidiary" corporation within the meaning of
Section 424 of the Code) shall not exceed $100,000.

                  7.2. Notwithstanding any provision contained herein, no participant may be granted under the Plan, during any Year, Options or other Awards relating to more than 175,000 shares of Common Stock, subject to adjustment in accordance with Section 8 hereof. With respect to an Award that may be settled in cash, no participant may be paid in respect of any fiscal year an amount that exceeds the greater of the Market Value of the number of shares of Common Stock set forth in the preceding sentence at the date of grant or at the date of settlement of the Award, provided that this limitation is separate from and not affected by the number of Awards granted during such fiscal year subject to the limitation in the preceding sentence.

                  8.       Adjustments.

                  In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the shares of Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be delivered in connection with Awards, (ii) the number and kind of shares that may be delivered or deliverable in respect of outstanding Awards, (iii) the number of shares with respect to which Awards may be granted to a given participant and (iv) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or previously issued Incentive Stock Options to lose their status as such and, with respect to Awards granted to Covered Employees, no such adjustment shall be authorized to the extent that such adjustment would cause such Award to lose the benefits of Section 162(m) of the Code.


                  9.       General Provisions.

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                  9.1.     Compliance With Legal and Exchange Requirements. The
Corporation shall not be obligated to deliver shares of Common Stock upon the exercise or settlement of any Award or take other actions under the Plan until the Corporation shall have determined that applicable federal and state laws, rules and regulations have been complied with and such approvals of any regulatory or governmental agency have been obtained and contractual obligations to which the Award may be subject have been satisfied. The Corporation, in its discretion, may postpone the issuance or delivery of shares of Common Stock under any Award until completion of such listing or registration or qualification of such shares or other required action under any federal or state law, rule or regulation as the Corporation may consider appropriate, and may require any participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of shares under the Plan.

                  9.2. Awards Granted to Foreign Participants. Awards granted to a participant who is subject to the laws of a country other than the United States of America may contain terms and conditions inconsistent with the provisions of the Plan (except those necessary to retain the benefits of Section 162(m) or Section 422 of the Code), or may be granted under such supplemental documents, as required under such laws.

                  9.3. No Right to Continued Employment. Neither the Plan nor any action taken hereunder shall be construed as creating any contract of employment between the Corporation or any of its Subsidiaries and any employee or otherwise giving any employee the right to be retained in the employ of the Corporation or any of its Subsidiaries, nor shall it interfere in any way with the right of the Corporation or any of its Subsidiaries to terminate any employee's employment at any time.

                  9.4. Withholding Taxes. In the event that the Corporation or any of its Subsidiaries shall be required to withhold any amounts by reason of any federal, state, or local tax law, rule or regulation by reason of the grant to or exercise by a participant of any Award, the participant shall make available to the Corporation or its Subsidiaries, promptly when required, sufficient funds to meet the Corporation's or Subsidiary's requirement of such withholding, and the Corporation shall be entitled to take such steps as the Committee may deem advisable in order to have such funds available to the Corporation or its Subsidiary at the required time or times. This Committee authority shall include authority to deduct and withhold such required amounts from any other cash payment or payments to be made by the Corporation or its Subsidiaries (including from payroll) to such participant or to withhold or receive shares of Common Stock or other property, on a mandatory basis or at the election of the participant, and to make cash payments in respect thereof in satisfaction of a participant's tax obligations (which may include mandatory withholding obligations and obligations of the participant in excess of such mandatory obligations relating to an Award).


                  9.5. Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or participants, except that any such action shall be subject to the approval of the Corporation's stockholders if the Committee determines that such approval would be necessary to retain the benefits of Rule 16b-3 (with respect to participants who are subject to Section 16 of the Exchange Act), Section 162(m) of the Code (with respect to Covered Employees) or Section 422 of the Code (with respect to Incentive Stock Options) or if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted or if the Board of Directors otherwise determines to submit any such action to stockholder approval; provided, however, that, without the consent of an affected participant, no amendment, alteration, suspension, discontinuation or termination of the Plan may materially impair the rights of such participant under any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted and any Award agreement relating thereto; provided, however, that, without the consent of an affected participant, no such amendment, alteration, suspension, discontinuation or termination of any Award may materially impair the rights of such participant under such Award.

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                  9.6.     No Rights to Awards; No Stockholder Rights. Nothing
contained in the Plan shall be deemed to give any person eligible to receive an Award hereunder, or any heir, distributee, executor, administrator or personal representative of any such person, any interest or title to any specific property of the Corporation or any of its Subsidiaries, or any other right against the Corporation or any of its Subsidiaries other than as set forth in the Plan. Neither the establishment of the Plan nor any other action taken now or at any time with regard thereto shall be construed as giving any person whatsoever any legal or equitable right against the Corporation unless such right shall be specifically provided for in the Plan. There is no obligation for uniformity of treatment of participants and employees under the Plan. Except as otherwise provided in Section 6.2 with respect to Restricted Stock, no Award shall confer on any participant any of the rights of a stockholder of the Corporation unless and until shares of Common Stock are duly issued or transferred and delivered to the participant in accordance with the terms of the Award.

                  9.7. Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such participant any rights that are greater than those of a general creditor of the Corporation.

                  9.8. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

                  9.9. Binding Effect. The provisions of the Plan shall be binding upon the heirs, distributees, executors, administrators and personal representatives of any person participating under the Plan. A person claiming any rights under the Plan as a beneficiary or otherwise through a participant shall be subject to all of the terms and conditions of the Plan and any additional terms and conditions as may be imposed by the Committee.

                  9.10. No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  9.11. Compliance with Code Section 162(m). In the event it is determined by the Committee prior to the grant of an Award to a Covered Employee that such Award shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) of the Code, then, unless otherwise determined by the Committee, if any provision of the Plan or any Award agreement relating to such an Award granted to a Covered Employee does not comply or is inconsistent with the requirements of Section 162(m) of the Code or the regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable to a Covered Employee in connection with any such Award upon attainment of the performance objectives to which such Award is subject.

                  9.12. Governing Law. The Plan and all related documents shall be governed by, and construed in accordance with, the laws of the State of Delaware (except to the extent provisions of federal law may be applicable). If any provision hereof shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan shall continue to be fully effective.

                  9.13. Headings. Headings are given to the sections of the Plan solely as a convenience to facilitate reference and neither such headings or numbering or paragraphing shall be deemed in any way material or relevant to the construction of the Plan or any provision thereof.

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                  9.14.    Terminology.  In order to shorten and improve the
understandability of the Plan document by eliminating the repeated use of the phrase "his or her", any masculine terminology herein shall also include the feminine.

                  9.15. Effective Date; Plan Termination. The Plan shall become effective as of March 6, 1997; provided, however, that the Plan shall have been approved by the affirmative votes of the holders of a majority of voting securities present in person or represented by proxy and entitled to vote at the June 19, 1997 annual meeting of the Corporation's stockholders, or any adjournment thereof, in accordance with applicable provisions of the Delaware General Corporation Law. Any Awards granted under the Plan prior to such approval of stockholders shall not be effective unless stockholder approval is obtained, and, if stockholders fail to approve the Plan as specified hereunder, any previously granted Award shall be forfeited and cancelled. Unless earlier terminated under Section 9.5 hereto, the Plan shall terminate on and no further Awards may be granted under the Plan after March 5, 2007.

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